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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 19, 2004

                          BUTLER MANUFACTURING COMPANY

                          Butler Manufacturing Company
                              1540 Genessee Street
                                 P.O. Box 419917
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000

                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420



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ITEM 5.  OTHER EVENTS

         On April 16, 2004, Butler Manufacturing Company, a Delaware corporation ("Butler"), received, through its financial advisor, a letter from Robertson-Ceco Corporation ("RCC") containing additional information regarding its proposal to acquire Butler. RCC's letter and attachments are attached hereto as Exhibit 99.1.

         On April 19, 2004, Butler filed a press release announcing that its Board of Directors, after consultation with Butler's financial advisors and outside legal counsel, determined that the additional information provided by RCC regarding its proposal to acquire Butler continued to be vague and uncertain. Butler's press release is attached hereto as Exhibit 99.2.


ITEM 7.  EXHIBITS

         99.1 Letter from Robertson-Ceco Corporation dated April 16, 2004, including attachments.

         99.2     Press Release of Butler Manufacturing Company dated
April 19, 2004.


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY




April 19, 2004                           /s/ Larry C. Miller
---------------                       ----------------------
Date                                  Larry C. Miller
                                      Vice President -- Finance, and
                                      Chief Financial Officer



April 19, 2004                           /s/ John W. Huey
---------------                       --------------------
Date                                  John W. Huey
                                      Vice President, General Counsel
                                      and Secretary



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                                  EXHIBIT INDEX


99.1 Letter from Robertson-Ceco Corporation dated April 16, 2004, including attachments.

99.2 Press release dated April 19, 2004 - Butler Manufacturing Company Directors Conclude: Robertson-Ceco Proposal More Uncertain, Contingent than had been Originally Suspected.